Huttig Building Products, Inc. Announces Second Quarter 2008 Results

ST. LOUIS, MO -- 07/30/2008 -- Huttig Building Products, Inc. (NYSE: HBP), a leading domestic distributor of millwork, building materials and wood products, today announced results for the second quarter and six months ended June 30, 2008.

Second Quarter Results

The Company reported a net loss of $2.5 million, or ($0.12) per diluted share, compared to net income of $1.1 million, or $0.05 per diluted share, in second quarter 2007. Net sales declined 18% to $195.4 million, compared to $239.5 million in the prior year quarter. The operating loss was $2.8 million compared to operating income of $2.9 million in the prior year quarter. Second quarter 2008 and 2007 operating results reflected $1.0 million and $0.4 million, respectively, of branch closing costs and related inventory impairment and liquidations. Second quarter 2007 also included a $1.0 million pre-tax gain from the sale of a facility. Excluding these items from both periods, second quarter 2008 operating loss totaled $1.8 million compared to operating income of $2.3 million in the prior year quarter, gross profit margin was 19.0% versus 19.1%, and operating expenses declined by 10%.

Net sales continued to be impacted by the 30% year over year decline in average annualized housing starts for the quarter, to approximately 1.02 million, from 1.46 million, in the 2007 second quarter.

Commentary

"In this challenging environment, we continue to focus on controlling expenses, improving operating efficiencies, reducing inventories, generating cash, and gaining market share," said Jon Vrabely, President and CEO. "In the 2008 second quarter, we continued to make progress in each of these areas, particularly with respect to inventory reduction, cash generation and market share growth. During the quarter, we reduced inventory levels by $14 million, and our June 30, 2008 inventory level of $77.8 million was 24% below prior year. For the quarter, we also generated over $20 million of cash from operating activities of continuing operations. Our 2008 second quarter sales decline of 18%, year-over-year, is well below the 30% decline in housing starts indicating we continue to gain market share, particularly in specialty building products where sales were level with the prior year quarter."

"As of the end of the June 2008 quarter, we had cut annualized operating expenses by more than $40 million since the June 2006 quarter by consolidating facilities, reducing headcount and lowering infrastructure cost. Compared to the prior year quarter, our days sales outstanding decreased 4%, to 32.8 days; and bank debt, net of cash, dropped 25% to $26.7 million, from $35.8 million a year ago. Total debt to total capitalization, net of cash, improved to 23%, compared to 26% a year ago. Finally, we ended the 2008 second quarter with $62.8 million of availability under our revolving credit facility in addition to outstanding borrowings, an increase of almost $10 million since the end of the 2008 first quarter."

"Overall, we are pleased with our progress, but recognize there is more to be done."

Six Months Results

For the six months ended June 30, 2008, the Company's net loss from continuing operations of $12.2 million, or ($0.58) per diluted share, compares to a net loss of $2.1 million, or ($0.10) per diluted share, in the prior year period, as net sales declined 22% to $362.2 million compared to $461.9 million. The operating loss was $16.1 million compared to an operating loss of $0.9 million in the prior year period. The 2008 and 2007 period operating results included $1.3 million and $3.7 million, respectively, of branch closing costs and related inventory impairment and liquidations. In addition, the 2008 six month results were impacted by a $7.0 goodwill impairment charge, while the corresponding 2007 period included $1.5 million in pre-tax gains from the sale of two facilities. Excluding these items, the Company experienced an operating loss of $7.8 million during the first six months of 2008 compared to operating income of $1.3 million in the year ago period.

Conference Call

Management will host a conference call to discuss second quarter 2008 financial results on Thursday, July 31, 2008, at 11 AM Eastern Time (10 AM Central Time). To access the call, please dial 888-694-4702 and enter pin number 54785796. A replay will be available through August 14, 2008 by dialing 800-642-1687 and entering the same pin number.

About Huttig

Huttig Building Products, Inc., currently in its 123rd year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in home improvement, remodeling and repair work. Huttig distributes its products through 34 distribution centers serving 44 states. The Company's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward-Looking Statements

This press release contains forward-looking information as defined by the Private Securities Litigation Reform Act of 1995. This information presents management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this press release, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission and in other reports filed by the Company with the Securities and Exchange Commission from time to time.

              HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                                UNAUDITED
              (In Millions, Except Share and Per Share Data)

                              Three Months Ended       Six Months Ended
                                   June 30,                June 30,
                            ----------------------  ----------------------
                               2008        2007        2008        2007
                            ----------  ----------  ----------  ----------
Net sales                   $    195.4  $    239.5  $    362.2  $    461.9
Cost of sales                    158.7       193.8       293.4       374.4
                            ----------  ----------  ----------  ----------
   Gross margin                   36.7        45.7        68.8        87.5
Operating expenses                39.6        43.8        78.0        89.9
Goodwill impairment                  -           -         7.0           -
Gain on disposal of capital
 assets                           (0.1)       (1.0)       (0.1)       (1.5)
                            ----------  ----------  ----------  ----------
   Operating income (loss)        (2.8)        2.9       (16.1)       (0.9)
Interest expense, net              0.7         1.2         1.4         2.3
                            ----------  ----------  ----------  ----------
Income (loss) from
 continuing operations
 before income taxes              (3.5)        1.7       (17.5)       (3.2)
Provision (benefit) for
 income taxes                     (1.1)        0.6        (5.3)       (1.1)
                            ----------  ----------  ----------  ----------
Income (loss) from
 continuing operations            (2.4)        1.1       (12.2)       (2.1)
Loss from discontinued
 operations, net of taxes         (0.1)          -        (0.1)       (0.2)
                            ----------  ----------  ----------  ----------
Net income (loss)           $     (2.5) $      1.1  $    (12.3) $     (2.3)
                            ==========  ==========  ==========  ==========

Net income (loss) from
 continuing operations per
 share - basic and diluted  $    (0.11) $     0.05  $    (0.58) $    (0.10)
Net loss from discontinued
 operations per share -
 basic and diluted               (0.01)          -       (0.01)      (0.01)
                            ----------  ----------  ----------  ----------
Net income (loss) loss per
 share - basic and diluted  $    (0.12) $     0.05  $    (0.59) $    (0.11)
                            ==========  ==========  ==========  ==========

Basic shares outstanding    20,907,718  20,517,897  20,863,568  20,456,155
Diluted shares outstanding  20,907,718  20,785,902  20,863,568  20,456,155

              HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS

              (In Millions, Except Share and Per Share Data)

                                             June 30, December 31, June, 30
                                               2008      2007        2007
                                             --------- ---------  ---------
                                            (unaudited)         (unaudited)
ASSETS
CURRENT ASSETS:
   Cash and equivalents                      $     6.2 $     1.8  $     7.1
   Trade accounts receivable, net                 70.3      56.1       89.5
   Inventories, net                               77.8      88.7      102.1
   Other current assets                            5.6      13.6        7.8
                                             --------- ---------  ---------
      Total current assets                       159.9     160.2      206.5
                                             --------- ---------  ---------

PROPERTY, PLANT AND EQUIPMENT
   Land                                            5.6       5.6        5.7
   Building and improvements                      30.3      30.2       30.7
   Machinery and equipment                        29.5      30.0       31.7
                                             --------- ---------  ---------
      Gross property, plant and equipment         65.4      65.8       68.1
   Less accumulated depreciation                  40.2      39.2       40.1
                                             --------- ---------  ---------
      Property, plant and equipment, net          25.2      26.6       28.0
                                             --------- ---------  ---------

OTHER ASSETS:
   Goodwill, net                                  11.2      18.3       18.9
   Other                                           4.2       5.1        5.6
   Deferred income taxes                           7.9       2.5        2.3
                                             --------- ---------  ---------
      Total other assets                          23.3      25.9       26.8
                                             --------- ---------  ---------
TOTAL ASSETS                                 $   208.4 $   212.7  $   261.3
                                             ========= =========  =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Current maturities of long-term debt      $     0.2 $     1.2  $     1.4
   Trade accounts payable                         54.6      50.1       80.6
   Deferred income taxes                           5.5       5.3        4.7
   Accrued compensation                            5.0       6.3        4.9
   Other accrued liabilities                      13.3      15.9       12.7
                                             --------- ---------  ---------
      Total current liabilities                   78.6      78.8      104.3
                                             --------- ---------  ---------
NON-CURRENT LIABILITIES:
   Long-term debt, less current maturities        33.5      25.4       43.8
   Other non-current liabilities                   3.4       4.2        3.7
                                             --------- ---------  ---------
      Total non-current liabilities               36.9      29.6       47.5
                                             --------- ---------  ---------

SHAREHOLDERS' EQUITY
   Preferred shares; $.01 par (5,000,000
    shares authorized)                               -         -          -
   Common shares; $.01 par (50,000,000
    shares authorized: 21,566,630,
    20,968,445 and 20,968,445 shares issued
    at June 30, 2008, December 31, 2007 and
    June 30, 2007, respectively)                   0.2       0.2        0.2
   Additional paid-in capital                     36.8      36.1       35.2
   Retained earnings                              55.9      68.2       74.1
   Less: Treasury shares, at cost (0, 32,219
    and 6,636 shares at June 30, 2008,
    December 31, 2007 and June 30, 2007,
    respectively)                                    -      (0.2)         -
                                             --------- ---------  ---------
      Total shareholders' equity                  92.9     104.3      109.5
                                             --------- ---------  ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $   208.4 $   212.7  $   261.3
                                             ========= =========  =========

              HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY
                                UNAUDITED
                              (In Millions)

                            Common
                            Shares
                           Outstan-   Addit-                       Total
                             ding,    ional             Treasury   Share-
                            at Par   Paid-In  Retained   Shares   holders'
                            Value    Capital  Earnings   at Cost   Equity
                          --------- --------  --------  --------  --------

                                                                  --------
Balance at January 1,
 2008                     $     0.2 $   36.1  $   68.2  $   (0.2) $  104.3
                                                                  --------
Net loss                                         (12.3)              (12.3)
                                                                  --------
Comprehensive loss                                                   (12.3)
                                                                  --------
Restricted stock issued,
 net of forfeitures                     (0.2)                0.2         -
Stock options exercised, net             0.1                           0.1
Stock compensation                       0.8                           0.8
                          --------- --------  --------  --------  --------
Balance at June 30, 2008  $     0.2 $   36.8  $   55.9  $      -  $   92.9
                          ========= ========  ========  ========  ========

              HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (UNAUDITED)
                              (In Millions)

                                    Three Months Ended   Six Months Ended
                                         June 30,            June 30,
                                    ------------------  ------------------
                                      2008      2007      2008      2007
                                    --------  --------  --------  --------
Cash Flows From Operating
 Activities:
  Net income (loss)                 $   (2.5) $    1.1  $  (12.3) $   (2.3)
  Adjustments to reconcile net
   income (loss) to cash provided
   by (used in) operating activities:
    Net loss from discontinued
     operations                          0.1         -       0.1       0.2
    Depreciation and amortization        1.1       1.4       2.2       2.7
    Stock compensation                   0.4       0.4       0.8       0.9
    Goodwill impairment                    -         -       7.0         -
    Other adjustments                   (1.3)     (1.1)     (5.6)     (1.4)
    Changes in operating assets and
     liabilities:
      Trade accounts receivable         (0.4)      2.0     (14.2)    (15.4)
      Inventories                       14.3       1.5      10.9      (4.8)
      Trade accounts payable             3.2       8.6       4.5      18.5
      Other                              5.5       6.9       3.4       1.2
                                    --------  --------  --------  --------
    Total net cash provided by (used
     in) operating activities           20.4      20.8      (3.2)     (0.4)
                                    --------  --------  --------  --------
Cash Flows From Investing Activities:
  Capital expenditures                  (0.4)     (0.4)     (0.8)     (2.0)
  Proceeds from disposition of
   capital assets                        0.4       1.9       0.5       2.9
                                    --------  --------  --------  --------
    Total cash provided by (used
     in) investing activities              -       1.5      (0.3)      0.9
                                    --------  --------  --------  --------
Cash Flows From Financing Activities:
  Borrowings and payments of debt,
   net                                 (17.0)    (20.6)      7.1      (0.4)
  Exercise of stock options              0.1       0.9       0.8       0.9
                                    --------  --------  --------  --------
    Total cash provided by (used
     in) financing activities          (16.9)    (19.7)      7.9       0.5
                                    --------  --------  --------  --------
Net increase in cash and equivalents     3.5       2.6       4.4       1.0
Cash and equivalents, beginning of
 period                                  2.7       4.5       1.8       6.1
                                    --------  --------  --------  --------
Cash and equivalents, end of period $    6.2  $    7.1  $    6.2  $    7.1
                                    ========  ========  ========  ========

Supplemental Disclosure of Cash
 Flow Information:
  Interest paid                     $    0.6  $    1.2  $    1.2  $    2.3
  Income taxes refunded                  4.2       4.0       5.2       4.0
  Cash received from exercise of
   stock options                           -       0.6       0.4       0.6

              HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF OPERATIONS WORKSHEET
                                (UNAUDITED)
                              (In Millions)

                          Three Months Ended         Six Months Ended
                            June 30, 2008              June 30, 2008
                      -------------------------  -------------------------
                         As    Charges              As    Charges
                      Reported  /Gain  Adjusted  Reported  /Gain   Adjusted
                      -------  -------  -------  -------  -------  -------
Net sales             $ 195.4           $ 195.4  $ 362.2           $ 362.2
Gross margin             36.7      0.5     37.2     68.8      0.3     69.1
Operating expenses       39.6     (0.5)    39.1     78.0     (1.0)    77.0
Goodwill impairment         -        -        -      7.0     (7.0)       -
Gain on disposal of
 capital assets          (0.1)       -     (0.1)    (0.1)       -     (0.1)
                      -------  -------  -------  -------  -------  -------
Operating profit
 (loss)                  (2.8)     1.0     (1.8)   (16.1)     8.3     (7.8)

Gross margin             18.8%             19.0%    19.0%             19.1%
Operating expenses
 margin                  20.3%             20.0%    21.5%             21.3%
Operating profit
 (loss) margin           -1.4%             -0.9%    -4.4%             -2.2%

                          Three Months Ended         Six Months Ended
                            June 30, 2007              June 30, 2007
                      -------------------------  -------------------------
                         As    Charges              As    Charges
                      Reported  /Gain  Adjusted  Reported  /Gain   Adjusted
                      -------  -------  -------  -------  -------  -------
Net sales             $ 239.5           $ 239.5  $ 461.9           $ 461.9
Gross margin             45.7      0.1     45.8     87.5      1.0     88.5
Operating expenses       43.8     (0.3)    43.5     89.9     (2.7)    87.2
Gain on disposal of
 capital assets          (1.0)     1.0        -     (1.5)     1.5        -
                      -------  -------  -------  -------  -------  -------
Operating profit
 (loss)                   2.9     (0.6)     2.3     (0.9)     2.2      1.3

Gross margin             19.1%             19.1%    18.9%             19.2%
Operating expenses
 margin                  18.3%             18.2%    19.5%             18.9%
Operating profit
 (loss) margin            1.2%              1.0%    -0.2%              0.3%

Contacts
Steve Anreder
Steven.Anreder@Anreder.Com
Gary Fishman
Gary.Fishman@Anreder.Com
both of Anreder & Company for Huttig Building Products, Inc.
+1-212-532-3232